UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2023

Date of reporting period: March 31, 2023

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report
March 31, 2023

Poplar Forest Funds

Poplar Forest Partners Fund
Class A (PFPFX)
Class I (IPFPX)

Poplar Forest Cornerstone Fund
Investor Class (IPFCX)

POPLAR FOREST FUNDS

TABLE OF CONTENTS

Performance	1

Letter to Shareholders	2

Sector Allocation of Portfolio Assets	12

Expense Example	14

Schedules of Investments	16

Statements of Assets and Liabilities	24

Statements of Operations	26

Statements of Changes in Net Assets	27

Financial Highlights	29

Notes to Financial Statements	32

Notice to Shareholders	43

Approval of Investment Advisory Agreement	44

Statement Regarding Liquidity Risk Management Program	48

Privacy Notice	49

POPLAR FOREST FUNDS

Performance of each Fund class for the 6-month, 1-, 5-, 10-year and since inception periods as of March 31, 2023, is as follows:

*	The 60/40 blended index comprises 60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index.
**	Returns for periods greater than 1 year have been annualized.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-522-8860. Performance for Class A shares with load reflects a maximum 5.00% sales charge. Class A shares without load do not take into account any sales charges which would reduce performance.

As of the Funds’ most recently filed registration statement, the Partners Fund Class A shares gross expense ratio is 1.29%; net expense ratio is 1.20% and is applicable to investors. The Partners Fund Institutional Class shares gross expense ratio is 1.04%; net expense ratio is 0.95% and is applicable to investors. The Cornerstone Fund gross expense ratio is 1.44%; net expense ratio is 0.90% and is applicable to investors. The Adviser has contractually agreed to the fee waiver through at least January 27, 2024.
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Portfolio Manager Commentary

Dear Partner,

Music has been important to me for as long as I can remember. I don’t have the talent for performance that my grandfather had, but listening to music has always made my good days better and my bad days a little easier to bear. For me, lyrics are key. I love heartfelt storytelling through song and seek it out across genres from Rock to Blues to Soul to Country to Bluegrass - songs about heartbreak and loss; too little money and too much liquor; cheating hearts and the repercussions of bad decisions.

One particularly bad decision recently turned the stock market on its head: Silicon Valley Bank’s (“SVB”) decision to hold a portfolio of long-term bonds while the U.S. Federal Reserve (the “Fed”) was aggressively raising interest rates. As everyone knows, that decision led to a run on the bank and SVB’s seizure by the FDIC in March. In the face of bank failures and forced mergers, investors fled financial service stocks of all types while seeking “safety” in the largest technology companies; in the short-term, the market zigged while our portfolio zagged. During this tumult, I have taken comfort in blues-laden songs about those who have it harder than I do – specifically, the songs of a Bluegrass musician named Billy Strings.

For those of you who aren’t familiar with his story, William Lee Apostol was born in 1992 in Lansing, Michigan. Two years later, his father died of a heroin overdose. His mother then married an amateur bluegrass musician who taught the four-year-old Billy to play guitar. Family life was challenging – so challenging that Billy left home at 13. Suffice it to say, Billy knows firsthand about the blues. What’s more, he’s a virtuoso on virtually any instrument with a neck and strings. He got the nickname Billy Strings from an aunt who was impressed that he had not only mastered guitar at a young age, but also the banjo and mandolin. He quit drinking seven years ago and that’s when his career really took off. He has won numerous awards including a Grammy for his 2019 album Home. His most recent album – Me / And / Dad – reunites Billy with his stepfather for a collection of covers of traditional bluegrass and country tunes from the likes of Doc Watson and George Jones. Despite the riches he might make if he transitioned to more popular country music, Billy Strings has stayed true to the bluegrass roots that were first planted by his stepfather in 1996 – the same year I first became a portfolio manager.

Like Billy, I have devoted my life to my craft. For almost 27 years, I have stayed true to an investment process that I believe makes as much sense today as it did when I first implemented it. I continue to believe that a focus on unloved and out-of-favor companies and industries can produce market-beating long-term returns. At times, investors may act like drunks in a bar - making decisions that seem smart in the moment, but that they regret in the morning. At Poplar Forest, we’re more sober-minded, and we don’t simply consider current circumstances, we also look forward to normalized conditions three to five years in the future. With our portfolio trading at less than 11x this year’s expected earnings, for companies that we believe can grow earnings faster than the market over the next few years, I can’t help but be excited by what I see.

Much More than a Call on the Value Cycle

“Well there’s nothing worse than feeling like you’re first in line for losing”
Billy Strings, This Old World, from his 2021 album Renewal

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For the handful of years that investors were madly in love with FAANG stocks (Facebook, Apple, Amazon, Netflix, Google) and their kin, staying true to a value investing discipline felt like being first in line for losing. During those challenging years, many of my letters discussed a coming “Value cycle.” That forecast was based on my observations about a two-tier market environment that still feels reminiscent of the late 1990s Tech Bubble. In the same way that over-reactions to negative news may create opportunities for value investors, extrapolation of the rapid growth of new technologies may lead to excessively high prices for the stocks of the new “disruptive” companies that are driving change. As dreams give way to economic realities, bifurcated markets may return to equilibrium with relatively strong gains for those who avoided the hype. As you can see below, Value stocks performed relatively well in the aftermath of the 1997-99 Tech Bubble. Likewise, over the last two years, Value stocks have begun to recoup the relative under-performance they suffered during the FAANG stock love affair from 2017-20. Interestingly, the ‘17-’20 outperformance of Growth stocks lasted longer (four years versus three) and the performance differential was even more extreme than what we saw during the Tech Bubble. If past is prologue, Value stocks might produce a couple more years of outsized returns.

Compound Annual Returns	1997-99	2000-02	2003-16	2017-20	2021-22
Russell 1000 Value Index	+18.8%	-5.1%	+9.3%	+7.9%	+7.6%
Russell 1000 Growth Index	+34.1%	-23.6%	+9.4%	+24.8%	-4.9%
Value versus Growth	-15.3%	+18.5%	—	-16.9%	+12.5%

Source: Poplar Forest Capital; dates are for full years (January 1st through December 31st)

As you can also see in the chart above, outside of these extreme Growth and Value cycles, the returns of Growth and Value stocks, as measured by Russell’s indices, were almost identical in the 14 years from 2003 through 2016. Investing wasn’t about choosing between Growth or Value; success depended on selecting stocks with idiosyncratic characteristics that could deliver solid returns in a more stylistically-agnostic market. That is exactly what we strive to do at Poplar Forest.

Value Investing is Hard – Maybe That’s Why it Works

“It’s something cold like what I stuck around to fight through
And it gets feeling tougher every day…
And if you’d listen in, tomorrow could be better than it seems”
Billy Strings, Secrets, from his 2021 album Renewal

I’ve sometimes half-jokingly said that I failed peer pressure in high school. I had a couple of great friends, but I was never in the cool kid clique. To be “in,” you were supposed to dress and behave a certain way and listen to the “right” bands. I’ve always had strong opinions about how I want to do things and I wasn’t willing to change just to be popular. Standing apart from the crowd makes a lot of people nervous. I believe there is something in the evolutionary DNA of humans that tells us there is safety in numbers. Being part of the herd may reduce the odds of being eaten by a lion, but I believe the blue grass is sweeter when it hasn’t been trampled on by a bunch of hooves. Likewise, I believe there are bargains to be found among the stocks that have been shunned by the crowd.

Value investing isn’t simply about buying cheap stocks; success depends on identifying those that are undeservedly inexpensive. In the short term, a company’s business fundamentals may look terrible, but if after careful analysis those challenges appear to
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only be temporary, there may be opportunity. That said, it sometimes takes years for an individual company’s virtues to be recognized and the wait for improvement can be lonely. The successful Value investor needs both patience and confidence – the ability to feel comfortable stepping in when conditions are uncertain and other investors are fearful of loss. Doing that is hard, and perhaps that’s why contrarian value investing works.

Think back to early 2020 - the price of oil had collapsed and had even gone negative for a short period of time. Oil companies were losing money, banks cut back on lending to the industry, and some investors were shunning the stocks over environmental concerns. A group of stocks that had been the largest sector in the market in 1980 had become one of the smallest, at just 2.6% of the S&P by March 31, 2020. If that’s not a description of unloved and out-of-favor, I don’t know what is.

But a funny thing happened: all that negativity reversed and, over the last three years, energy stocks have generated returns that have left other market sectors in the dust. During that period, the stocks we owned in the energy sector collectively provided the second highest contribution to our results (after financials). Was it difficult to step into what looked to others like an abyss? Yes. Was it worth it? Absolutely!

Experience is a Great Teacher

“Well I thought I knew it all, till I crashed into the wall
Let me learn from my mistakes and try to pick up all the pieces”
Billy Strings, Know It All, from his 2021 album Renewal

As the March 31st quarter came to a close, financial stocks have moved into the realm of the unloved and out-of-favor. Years of low interest rates and abundant liquidity were like a tide that lifted all boats, but as Warren Buffett famously said, “You only find out who was swimming naked when the tide goes out.” For roughly a year now, the Fed has been aggressively raising interest rates to combat inflation, yet certain banks – including, as we all now know, Silicon Valley Bank – continued to hold portfolios of long-term bonds that typically fall when interest rates rise. When their depositors realized that the price declines in the banks’ securities portfolios could potentially wipe out the banks’ equity, they wanted to get their deposits back and that ultimately led to the banks’ demise. Banks whose results worked well in the low-rate era that followed the Global Financial Crisis (the “GFC”) in 2008-09, found that their business models were less robust as the Fed raised rates at an historically rapid pace.

Source: Evercore ISI
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They say history doesn’t repeat, but that it often rhymes. In the run-up to the GFC, the Fed’s post-Tech-Bubble easy-money policies inflated the housing bubble. The Fed started raising rates in the summer of 2004, and by early July 2006, the Yield Curve had inverted with short-term interest rates higher than those of 10-year Treasury bonds. Trouble was not long in coming. The FDIC’s recent seizure of Silicon Valley Bank and Signature Bank and the forced sale of Credit Suisse to UBS reminded me of the 2008 FDIC seizures of IndyMac and Washington Mutual, and the takeovers of Countrywide and Merrill Lynch by Bank of America. And perhaps no market cycle can be complete without a scandal.  In 2008, it was Madoff; this time we’ve seen former Crypto-King Sam Bankman-Fried unmasked as a fraud. So far, the overall stock market, as measured by the S&P 500 Index (“S&P 500”), has remained remarkably resilient, all these things considered.

I worry that we’ve only seen the first shoe to drop: the impact of higher interest rates on the price of financial assets. The current banking crisis is likely to result in tighter credit standards which may result in reduced loan availability, slower economic growth, and lower corporate earnings. The continued inversion of the yield curve suggests we’ll have to live through a recession in the next 12 months, but with the S&P 500 valued at more than 18x earnings, investors seem to believe that it is different this time – that somehow the Fed will be able to whip inflation without any real economic pain. I think that mindset may be misguided. While we will only know in hindsight if the low reached last October (a 25% decline) was the bottom, I believe it is prudent to plan for a challenging market environment at least until the Fed has stopped raising interest rates.

At Poplar Forest, we have been building a recession into our financial forecasts for almost a year now. I believe that means our portfolio is relatively well positioned for the coming economic slowdown we foresee. Importantly, none of our Funds were invested in any of the troubled banks that have been seized by regulators and we believe that our financial service company investments may emerge as winners in the current environment. For example, our two biggest bank investments, Wells Fargo and Citigroup, are well capitalized, closely regulated, and we believe their financial strength may allow them to take market share during the current bank industry turmoil.

The Outlook – Volatility May Bring Opportunity

“Stay on track. Don’t let me see you lookin’ back”
Billy Strings, Must Be Seven, from his 2021 album Home

The start of the year saw many of last year’s losers become this year’s winners. Psychologically, investors are often drawn to past winners because of the success they had with those stocks, but, in my opinion, that could be a mistake. The investment playbook that worked well in the post-GFC period, may not work as well going forward. For the last fifteen years, monetary policy was aimed at stimulating economic growth by keeping short-term interest rates below the rate of inflation. This kept a lid on companies’ cost of capital and cheap funding has been fuel for the growth of the “innovation economy.”

With inflation having reared its head and the Fed responding aggressively, I believe the easy-money-backed Growth stock market may have seen its best days. While some investors may continue to buy the dips in the last cycle’s winners, I think they may be setting themselves up for disappointment given current valuations, increasing competition in many Growth industries, and a Fed that seems hell-bent on returning
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inflation to 2%. In this environment, using the rearview mirror as an investment tool could leave your pickup truck stuck in the ditch with a broken axle. As investors who don’t look back, but forward, we believe our investment process may be particularly fruitful in the new environment that seems likely to include structurally higher real interest rates.

Given our disciplined investment process, it may come as no surprise that in the last six months, we trimmed a few positions that had done well as the stock market rallied 16% from last October’s low to a February high. During this time, we also eliminated our investments in Conagra, Newell and Curtis Wright. We exited a long-standing investment in Conagra in 4Q2022. While we continue to like the underlying improvement in business mix, we feared fundamentals may be approaching a peak as food manufacturers benefit from a unique period of higher pricing with below-average levels of promotion.  Newell was a disappointment in 2022, thanks largely to a weakening macro backdrop and a shift in consumer purchasing activities from goods to services. While shares may look inexpensive, an over-levered balance sheet and continued softening of consumer demand means risk of a dividend cut or debt downgrade are rising. We invested in Curtis Wright in late 2020 when the stock was being pessimistically valued at just 12x earnings. Given our outlook for 10-11% earnings growth, the stock looked like a bargain. In the intervening years, earnings have come through as we expected and the valuation expanded to more than 20x earnings – a level that we believe reflects a lot of optimism about the future.

During the last six months, we made initial investments in Dow, Fidelity National Information Services, Intel and a food company whose margins appear depressed. Dow looks like a classic Poplar Forest Investment: strong balance sheet, underappreciated business quality, discounted valuation and a 5.3% dividend yield. The shares appear to offer prospective returns in excess of our absolute return hurdle while providing upside optionality and dividend support that may minimize downside potential.  Fidelity National Information Services is a leading provider of banking, capital market, and merchant solutions. The business has struggled recently with multiple earnings guidance reductions that led to the CEO and CFO being replaced. While FIS faces many challenges, our research finds that the company has a strong franchise that we believe is worth far more than the current deeply discounted valuation implies. We believe under the current leadership and with activist investor backing, a turnaround is possible.  Intel is a company we have been following for quite a long time as the well-telegraphed challenges in the competitive environment caused the stock price to set an all-time low as a multiple of book value. A new, highly respected CEO, Pat Gelsinger, returned to Intel in 2021 having begun his career over 40 years earlier and we believe his return is reinvigorating the firm’s culture. This is already resulting in improvements in the company’s technology roadmap and stabilizing share in at least one key end market.  Our most recent investment was in a food company where our research suggests a bright future, even though the valuation of the company’s stock suggests to us a great deal of investor skepticism regarding profitability improvement. Furthermore, if aggressive Fed action pushes the economy into recession, food companies may hold up better than the broad market.

We increased our cash reserve to roughly 5% of assets and I’m glad to have some buying power given the Fed’s aggressive battle against stubbornly high inflation. If investors again grow fearful of recession risk, as they did last fall, we may be presented with some very compelling investment opportunities.
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As it stands now, I feel great about the companies in which we are invested and believe they have more than ample financial strength to manage a coming recession. I also believe we have a compelling margin of safety given the portfolio’s valuation of less than 11x expected earnings. The portfolio also sports a greater than 6% free cash yield (last 12 months’ cash from operations less capital spending, divided by current market value) and our forecasts suggest double digit annual growth in free cash flow over the next 3-4 years. In addition, we have identified a half dozen companies that have been thoroughly researched by our investment team, whose analysis suggests the stocks appear to offer compelling long-term value. These companies are generally more economically sensitive than average and we are ready to pounce if short-term recessionary worries drive their stock prices down to levels that we believe may offer exceptional risk-adjusted, long-term returns.

At Poplar Forest, we aren’t singing the blues, quite the contrary. We have a philosophy and process that have worked well over time, and the members of our band know how to make our portfolio sing. We stayed true to our process during investors’ love affair with FAANG stocks, and we are sticking with it now during the current banking crisis that has sent investors running away from financial service companies and back to mega-cap tech stocks. While some investors may be living in fear of a GFC replay, I have tremendous confidence in the financial strength of the companies in which we are invested.

In summary, I love the stocks we own today and I’m excited about the opportunities that may be coming our way. And in the same way that Billy Strings needs a band to turn the songs he writes into wonderful music, I couldn’t do what I do without help. I would like to offer my sincere thanks to our outstanding Poplar Forest team and to our wonderful clients on whose behalf we work every day.

Sincerely,

Dale Harvey
March 31, 2023
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Partners Fund Portfolio Review

The Partners Fund Institutional Class shares produced a return of 11.18% while Class A shares (no load) produced an 11.07% return for the six months ending March 31, 2023.  This compared to a return of 15.62% for the S&P 500 and 13.55% for the Russell 1000 Value Index.

Relative to the S&P 500, the portfolio’s top contributing sectors to performance over this fiscal period were Consumer Discretionary, Communication Services and Industrials.  The bottom contributing sectors were Financials, Information Technology and Healthcare.

At the security level, positive contribution came from top contributors Las Vegas Sands, AT&T, Tapestry, Intel and Merck.  The Fund’s top detractors from overall performance were CVS, Fidelity National Information Services, Advance Auto, Allstate and Ally.

Market Outlook

It is an interesting time for the market. The Federal Reserve is laser focused on reducing inflation and seems willing to get there at all costs. Its rapid pace of interest rate hikes has caused bank turmoil, increased borrowing costs, and forced many companies to reevaluate their expense base. News of corporate layoffs is a daily event. To date the economy has absorbed these headwinds rather well. Markets are functioning and the unemployment rate remains low by historical standards. The Fed’s efforts to telegraph its plan has helped. Still, pressures are building. Consumer savings are shrinking and credit metrics in auto, credit card, and personal loans all show increasing losses. Parts of the credit market such as commercial real estate are facing much higher borrowing costs or difficulty refinancing.

Market participants seem less focused on the building economic pressures and more excited that Fed hikes are nearly done. Stock indices have rallied year-to-date. Investors expect any economic contraction to be quickly met with the Fed reversing course and cutting rates. We are more cautious. History shows that successfully combating inflation often requires keeping higher interest rates in place such that it become ingrained in consumer and corporate behavior. This may mean a more challenging period lies ahead. In our view, market expectations that S&P 500 earnings will grow at a low double-digit rate next year seem optimistic. Downside protection also seems limited with the market multiple above long-term averages.

Portfolio Changes and Positioning

Our investment process remains focused on valuing companies based on normalized results. We don’t want to capitalize unsustainable growth or penalize a company dealing with a temporary setback. This focus on normalized trends helps reduce the impact of economic volatility. We also embed a recession assumption into our models to understand downside risk. Our goal is to find companies with solid balance sheets, healthy free cash flow, and idiosyncratic opportunities that can outweigh unfavorable macroeconomic trends. The result is we have built a portfolio with a high-single digit earnings growth outlook that trades well below market averages. At the same time, given the uncertain environment and our view that investors are overly optimistic the Fed will soon cut interest rates, we have been gradually shifting to a more defensive position. We have increased our investments in the Consumer Staples and Technology sectors and reduced exposure to Consumer Discretionary and Energy investments.
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Cornerstone Fund Portfolio Review

The Cornerstone Fund produced a 9.90% return. This compares to a 11.37% return for a 60/40 blend of the S&P 500® Index and the Bloomberg U.S. Aggregate Bond Index for the six months ending March 31, 2023.

At the security level, the Fund benefitted from top contributing equity investments Las Vegas Sands, Tapestry, AT&T, CNH Industrial and Intel. The top detracting equity investments were CVS Health, Advance Auto, Fidelity National Information Services, Allstate and Ally.

While the overlap between the equities owned in the Cornerstone and Partners Funds is high, the Cornerstone Fund remains far more defensive with roughly ~9% in cash and equivalents and roughly 30% in fixed income investments.  Our equity exposure has gone from ~70% a year ago to ~60% on March 31st.  As interest rates have climbed, we have not only increased our fixed income exposure but we have shifted our investments within fixed income to a higher ratio of treasuries to corporates.

We remain focused on trying to manage downside risk while also striving to protect our investors’ long-term purchasing power. Our equities currently account for approximately 61% of the Fund, in line with where the portfolio was at September 30, 2022.  The draw-down in 1Q 2023’s weak stock market environment was less than that of the Partners Fund.

As we look ahead, we believe our portfolio is well positioned to generate solid inflation-adjusted returns. The Fund remains focused on high quality companies that are trading at what we believe are discounted valuations, while our bond selections continue to emphasize our goal of capital preservation.

Disclosures

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Funds may invest in debt securities which typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Funds may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets.  Investing in small and medium sized companies may involve greater risk than investing in larger, more established companies because small and medium capitalization companies can be subject to greater share price volatility.  The Funds may invest in options, which may be subject to greater fluctuations in value than an investment in the underlying securities. When the Funds invest in other funds and ETFs an investor will indirectly bear the principal risks and its share of the fees and expenses of the underlying funds. Investments in asset-backed and mortgage-backed securities involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Value stocks typically are less volatile than growth stocks; however, value stocks have a lower expected growth rate in earnings and sales.
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Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.  Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security.

Poplar Forest Funds are distributed by Quasar Distributors, LLC.

Partners Fund Top Ten Equity Holdings and Percentage Weights as of 03/31/2023:

Intel Corp.	5.04%
Dow Inc.	4.73
Philip Morris	4.43
IBM	4.30
United Therapeutics	4.21
Chevron	4.13
Amerisource Bergen	4.03
Dollar Tree	4.03
AT&T	4.00
Merck & Co.	3.94

Cornerstone Fund Top Ten Equity Holdings and Percentage Weights as of 03/31/2023:

Intel Corp.	2.81%
United Therapeutics	2.80
Dow Inc.	2.69
Philip Morris	2.62
IBM	2.58
AT&T	2.51
Citigroup	2.39
Perrigo	2.34
Amerisource Bergen	2.30
Dollar Tree	2.20

S&P 500 Index: Is a market value weighted index consisting of 500 stocks chosen for market size, liquidity and industry group representation. The Index is unmanaged.

Russell 1000® Index: An index of approximately 1,000 of the largest companies in the U.S. equity market. The Index is a subset of the Russell 3000 Index, representing the top companies by market capitalization.

Russell 1000® Growth Index: Measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value index: measures the performance of the Russell 1000’s value segment, which is defined to include firms whose share prices have lower price/book ratios and lower expected long/term mean earnings growth rates.

The Bloomberg U.S. Aggregate Bond Index: is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Blended index: (also known as a blended benchmark) is a combination of two or more indices in varying percentages. To take a simple example, if an investor’s assets are
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allocated to 60% stocks and 40% bonds, the portfolio’s performance might be best measured against a blended benchmark consisting of 60% in a stock index (e.g. S&P 500® index) and 40% in a bond index (e.g. Bloomberg U.S. Aggregate Bond Index).

The Consumer Price Index (CPI): is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.  The annual percentage change in a CPI is used as a measure of inflation.

It is not possible to invest directly in an index.

Index performance is not indicative of a Fund’s performance. Past performance does not guarantee future results. Earnings growth is not a measure of a Fund’s future performance.

Earnings Growth: The annual rate of growth of earnings typically measured as Earnings Per Share Growth.

Free Cash Flow: Is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

Free Cash Yield: Is an indicator that compares free cash flow and market cap.  It is a representation of the income (free cash flow) created by an investment.

Margin of Safety: Is the difference between the intrinsic value of a stock and its market price.  Another definition: In break-even analysis, from the discipline of accounting, margin of safety is how much output or sales level can fail before a business reaches its breakeven point.

Inflation: Is a quantitative measure of the rate at which the average price level of a basket of selected goods and services in an economy increases over a period of time. Often expressed as a percentage, inflation indicates a decrease in the purchasing power of a nation’s currency.

Price/Earnings (P/E) Ratio: Is a common tool for comparing the prices of different common stocks and is calculated by dividing the earnings per share into the current market price of a stock.

Dividend Yield: Represents the trailing 12-month dividend yield aggregating all income distributions per share over the past year, divided by the period ending fund or stock share price. It does not reflect capital gains distributions.
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POPLAR FOREST PARTNERS FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2023 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

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POPLAR FOREST CORNERSTONE FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2023 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

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EXPENSE EXAMPLE at March 31, 2023 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/22 – 3/31/23).

Actual Expenses
For each class of each Fund, two lines are presented in the tables below, with the first line providing information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class of each Fund, the second line provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the tables for each class of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Poplar Forest Funds Semi-Annual Report, March 2023 | 14

POPLAR FOREST FUNDS

EXPENSE EXAMPLE at March 31, 2023 (Unaudited), Continued

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	10/1/22	3/31/23	10/1/22 – 3/31/23	Ratio*
Poplar Forest Partners Fund

Class A Shares
Actual	$1,000.00	$1,110.70	$6.31	1.20%
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.95	$6.04	1.20%

Institutional Class Shares
Actual	$1,000.00	$1,111.80	$5.00	0.95%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.19	$4.78	0.95%

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	10/1/22	3/31/23	10/1/22 – 3/31/23	Ratio*
Poplar Forest Cornerstone Fund

Investor Class Shares
Actual	$1,000.00	$1,099.00	$4.71	0.90%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.44	$4.53	0.90%

*
Expenses are equal to the annualized expense ratio of each class, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

Poplar Forest Funds Semi-Annual Report, March 2023 | 15

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2023 (Unaudited)

Shares	COMMON STOCKS – 97.6%	Value
	Air Freight & Logistics – 3.1%
44,300	FedEx Corp.	$10,122,107

	Banks – 6.5%
214,000	Citigroup, Inc.	10,034,460
307,000	Wells Fargo & Co.	11,475,660
		21,510,120

	Biotechnology – 4.2%
62,000	United Therapeutics Corp. (b)	13,885,520

	Chemicals – 4.7%
284,500	Dow, Inc.	15,596,290

	Commercial Services & Supplies – 1.1%
174,781	MillerKnoll, Inc.	3,574,271

	Consumer Finance – 2.1%
267,500	Ally Financial, Inc.	6,818,575

	Consumer Staples Distribution – 4.0%
92,500	Dollar Tree, Inc. (b)	13,278,375

	Diversified Telecommunication Services – 4.0%
684,500	AT&T, Inc.	13,176,625

	Entertainment – 2.2%
484,000	Warner Bros. Discovery, Inc. (b)	7,308,400

	Financial Services – 6.7%
481,500	Equitable Holdings, Inc.	12,225,285
183,500	Fidelity National Information Services, Inc.	9,969,555
		22,194,840

	Food Products – 2.7%
150,500	Tyson Foods, Inc.	8,927,660

	Gas Utilities – 3.9%
219,500	National Fuel Gas Co.	12,673,930

	Health Care Providers & Services – 7.4%
83,000	AmerisourceBergen Corp.	13,289,130
151,000	CVS Health Corp.	11,220,810
		24,509,940

	Hotels, Restaurants & Leisure – 3.2%
184,000	Las Vegas Sands Corp. (b)	10,570,800

	Insurance – 6.3%
112,000	Allstate Corp.	12,410,720
162,000	American International Group, Inc.	8,158,320
		20,569,040

The accompanying notes are an integral part of these financial statements.
Poplar Forest Funds Semi-Annual Report, March 2023 | 16

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2023 (Unaudited), Continued

Shares		Value
	IT Services – 6.4%
270,000	DXC Technology Co. (b)	$6,901,200
108,000	International Business Machines Corp.	14,157,720
		21,058,920

	Machinery – 1.8%
395,000	CNH Industrial NV (a)	6,031,650

	Oil, Gas & Consumable Fuels – 6.0%
83,500	Chevron Corp.	13,623,860
169,000	Murphy Oil Corp.	6,249,620
		19,873,480

	Pharmaceuticals – 7.0%
122,000	Merck & Co., Inc.	12,979,580
276,000	Perrigo Co. plc (a)	9,900,120
		22,879,700

	Semiconductors & Semiconductor Equipment – 5.1%
508,000	Intel Corp.	16,596,360

	Specialty Retail – 2.7%
72,500	Advance Auto Parts, Inc.	8,816,725

	Textiles, Apparel & Luxury Goods – 2.1%
162,000	Tapestry, Inc.	6,983,820

	Tobacco – 4.4%
150,000	Philip Morris International, Inc.	14,587,500
	TOTAL COMMON STOCKS
	(Cost $266,004,949)	321,544,648

	SHORT-TERM INVESTMENTS – 4.4%
	MONEY MARKET FUND – 1.4%
4,753,042	Morgan Stanley Institutional Liquidity Funds –
	Treasury Portfolio – Institutional Class, 4.662% (c)	4,753,042
	TOTAL MONEY MARKET FUND
	(cost $4,753,042)	4,753,042

The accompanying notes are an integral part of these financial statements.
Poplar Forest Funds Semi-Annual Report, March 2023 | 17

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2023 (Unaudited), Continued

PAR		Value
	U.S. TREASURY BILLS – 3.0%
$3,000,000	4.572%, 4/27/23 (d)	$2,990,850
3,600,000	4.720%, 5/25/23 (d)	3,575,950
3,200,000	4.675%, 6/29/23 (d)	3,164,185
	TOTAL U.S. TREASURY BILLS
	(Cost $9,727,620)	9,730,985
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $14,480,662)	14,484,027
	Total Investments in Securities
	(Cost $280,485,611) – 102.0%	336,028,675
	Liabilities in Excess of Other Assets – (2.0)%	(6,460,602)
	NET ASSETS – 100.0%	$329,568,073

(a)	U.S. traded security of a foreign issuer.
(b)	Non-income producing security.
(c)	Rate shown is the 7-day annualized yield at March 31, 2023.
(d)	Rate shown is the discount rate at March 31, 2023.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.
Poplar Forest Funds Semi-Annual Report, March 2023 | 18

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2023 (Unaudited)

Shares	COMMON STOCKS – 61.1%	Value
	Air Freight & Logistics – 2.1%
2,900	FedEx Corp.	$662,621

	Banks – 4.1%
16,300	Citigroup, Inc.	764,307
14,200	Wells Fargo & Co.	530,796
		1,295,103

	Biotechnology – 2.8%
4,000	United Therapeutics Corp. (a)	895,840

	Chemicals – 2.7%
15,700	Dow, Inc.	860,674

	Commercial Services & Supplies – 1.1%
16,759	MillerKnoll, Inc.	342,722

	Consumer Finance – 1.2%
15,200	Ally Financial, Inc.	387,448

	Consumer Staples Distribution – 2.2%
4,900	Dollar Tree, Inc. (a)	703,395

	Diversified Telecommunication Services – 2.5%
41,700	AT&T, Inc.	802,725

	Entertainment – 1.4%
29,600	Warner Bros. Discovery, Inc. (a)	446,960

	Financial Services – 5.1%
4,021	Apollo Global Management, Inc.	253,966
27,100	Equitable Holdings, Inc.	688,069
12,400	Fidelity National Information Services, Inc.	673,692
		1,615,727

	Food Products – 1.7%
9,000	Tyson Foods, Inc.	533,880

	Gas Utilities – 1.9%
10,700	National Fuel Gas Co.	617,818

	Health Care Providers & Services – 4.2%
4,600	AmerisourceBergen Corp.	736,506
8,200	CVS Health Corp.	609,342
		1,345,848

	Hotels, Restaurants & Leisure – 1.9%
10,800	Las Vegas Sands Corp. (a)	620,460

	Insurance – 3.4%
5,800	Allstate Corp.	642,698
8,900	American International Group, Inc.	448,204
		1,090,902

The accompanying notes are an integral part of these financial statements.
Poplar Forest Funds Semi-Annual Report, March 2023 | 19

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2023 (Unaudited), Continued

Shares		Value
	IT Services – 4.1%
19,500	DXC Technology Co. (a)	$498,420
6,300	International Business Machines Corp.	825,867
		1,324,287

	Machinery – 1.7%
36,300	CNH Industrial NV (c)	554,301

	Oil, Gas & Consumable Fuels – 3.0%
4,000	Chevron Corp.	652,640
8,400	Murphy Oil Corp.	310,632
		963,272

	Pharmaceuticals – 4.5%
6,600	Merck & Co., Inc.	702,174
20,900	Perrigo Co. plc (c)	749,683
		1,451,857

	Semiconductors & Semiconductor Equipment – 2.8%
27,500	Intel Corp.	898,425

	Software – 1.0%
2,500	VMware, Inc. (a)	312,125

	Specialty Retail – 1.5%
4,000	Advance Auto Parts, Inc.	486,440

	Textiles, Apparel & Luxury Goods – 1.6%
11,800	Tapestry, Inc.	508,698

	Tobacco – 2.6%
8,600	Philip Morris International, Inc.	836,350
	TOTAL COMMON STOCKS
	(Cost $16,641,938)	19,557,878

PAR	CORPORATE BONDS – 9.1%
	Banks – 1.9%
	Citizens Financial Group, Inc.
$700,000	3.750%, 7/1/24	616,897

	Food Products – 2.2%
	McCormick & Company, Inc.
715,000	3.500%, 9/1/23	708,340

	Gas Utilities – 2.4%
	National Fuel Gas Co.
800,000	3.950%, 9/15/27	752,236

The accompanying notes are an integral part of these financial statements.
Poplar Forest Funds Semi-Annual Report, March 2023 | 20

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2023 (Unaudited), Continued

PAR		Value
	Specialty Retail – 2.6%
	Dick’s Sporting Goods, Inc.
$1,000,000	3.150%, 1/15/32	$822,183
	TOTAL CORPORATE BONDS
	(Cost $2,989,048)	2,899,656

	U.S. TREASURY NOTES – 14.0%
	U.S. Treasury Note TIPS
881,965	0.125%, 7/15/24	864,711
877,185	0.250%, 7/15/29	831,366
	U.S. Treasury Notes
310,000	0.500%, 11/30/23	301,461
145,000	0.750%, 12/31/23	140,746
165,000	0.875%, 1/31/24	159,792
165,000	1.500%, 2/29/24	160,360
145,000	2.250%, 3/31/24	141,637
800,000	4.125%, 1/31/25	799,469
300,000	2.625%, 4/15/25	291,486
770,000	3.875%, 2/15/43	775,715
	TOTAL U.S. TREASURY NOTES
	(Cost $4,555,155)	4,466,743

	U.S. GOVERNMENT AGENCY – 5.1%
	Federal Home Loan Banks
800,000	4.000%, 9/30/27	794,727
825,000	6.150%, 3/27/28	827,930
	TOTAL U.S. GOVERNMENT AGENCY
	(Cost $1,625,000)	1,622,657

	PREFERRED STOCK – 1.6%
	Consumer Finance – 1.6%
700,000	Ally Financial, Inc. – Series B, 4.70%	504,437
	TOTAL PREFERRED STOCK
	(Cost $713,346)	504,437

	SHORT-TERM INVESTMENTS – 9.0%
	MONEY MARKET FUND – 3.0%
948,318	Morgan Stanley Institutional Liquidity Funds –
	Treasury Portfolio – Institutional Class, 4.662% (b)	948,318
	TOTAL MONEY MARKET FUND
	(cost $948,318)	948,318

The accompanying notes are an integral part of these financial statements.
Poplar Forest Funds Semi-Annual Report, March 2023 | 21

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2023 (Unaudited), Continued

PAR		Value
	U.S. TREASURY BILLS – 6.0%
$1,000,000	4.150%, 4/25/23 (d)	$997,213
160,000	4.720%, 5/25/23 (d)	158,931
155,000	4.675%, 6/29/23 (d)	153,265
160,000	4.670%, 7/27/23 (d)	157,616
320,000	4.915%, 8/24/23 (d)	313,988
155,000	4.650%, 9/28/23 (d)	151,399
	TOTAL U.S. TREASURY BILLS
	(Cost $1,931,941)	1,932,412
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $2,880,259)	2,880,730
	Total Investments in Securities
	(Cost $29,404,746) – 99.9%	31,932,101
	Other Assets in Excess of Liabilities – 0.1%	39,939
	NET ASSETS – 100.0%	$31,972,040

TIPS – Treasury Inflation Protected Securities
(a)	Non-income producing security.
(b)	Rate shown is the 7-day annualized yield at March 31, 2023.
(c)	U.S. traded security of a foreign issuer.
(d)	Rate shown is the discount rate at March 31, 2023.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.
Poplar Forest Funds Semi-Annual Report, March 2023 | 22

 (This Page Intentionally Left Blank.)

Poplar Forest Funds Semi-Annual Report, March 2023 | 23

POPLAR FOREST FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2023 (Unaudited)

	Poplar Forest	Poplar Forest
	Partners Fund	Cornerstone Fund
ASSETS
Investments in securities, at value (identified cost
$280,485,611 and $29,404,746, respectively)	$336,028,675	$31,932,101
Receivables
Investments sold	560,719	47,763
Fund shares issued	4,880,834	—
Dividends and interest	606,128	83,029
Prepaid expenses	23,019	5,713
Total assets	342,099,375	32,068,606
LIABILITIES
Payables
Investments purchased	3,953,269	54,313
Fund shares redeemed	8,230,149	—
Due to Adviser	207,979	6,803
12b-1 fees	26,192	—
Custody fees	8,153	1,632
Administration and fund accounting fees	50,118	16,661
Transfer agent fees and expenses	34,736	3,452
Audit fees	11,219	10,469
Chief Compliance Officer fee	2,067	2,065
Accrued expenses	7,420	1,171
Total liabilities	12,531,302	96,566
NET ASSETS	$329,568,073	$31,972,040

The accompanying notes are an integral part of these financial statements.
Poplar Forest Funds Semi-Annual Report, March 2023 | 24

POPLAR FOREST FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2023 (Unaudited), Continued

	Poplar Forest	Poplar Forest
	Partners Fund	Cornerstone Fund
CALCULATION OF NET ASSET VALUE PER SHARE
Class A Shares
Net assets applicable to shares outstanding	$24,290,956	$—
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	502,667	—
Net asset value and redemption price per share	$48.32	$—
Maximum offering price per share (Net asset value
per share divided by 95.00%)	$50.86	$—
Investor Class Shares
Net assets applicable to shares outstanding	$—	$31,972,040
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	—	1,165,604
Net asset value, offering and redemption price per share	$—	$27.43
Institutional Class Shares
Net assets applicable to shares outstanding	$305,277,117	$—
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	6,311,919	—
Net asset value, offering and redemption price per share	$48.37	$—
COMPONENTS OF NET ASSETS
Paid-in capital	$256,432,505	$27,809,085
Total distributable earnings	73,135,568	4,162,955
Net assets	$329,568,073	$31,972,040

The accompanying notes are an integral part of these financial statements.
Poplar Forest Funds Semi-Annual Report, March 2023 | 25

POPLAR FOREST FUNDS

STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 2023 (Unaudited)

	Poplar Forest	Poplar Forest
	Partners Fund	Cornerstone Fund
INVESTMENT INCOME
Income
Dividends	$4,750,388	$282,446
Interest	277,677	184,550
Total Income	5,028,065	466,996
Expenses
Advisory fees (Note 4)	1,423,114	123,935
Administration and fund accounting fees (Note 4)	151,494	49,235
Transfer agent fees and expenses (Note 4)	72,690	11,116
Sub-transfer agent fees (Note 4)	41,949	429
12b-1 fees – Class A shares (Note 5)	32,564	—
Custody fees (Note 4)	20,519	3,207
Registration fees	19,413	1,498
Audit fees	11,219	10,472
Printing and mailing expense	8,713	1,960
Trustees fees and expenses	7,722	7,649
Chief Compliance Officer fee (Note 4)	6,234	6,234
Legal fees	4,123	4,123
Insurance expense	2,562	1,042
Interest expense (Note 7)	94	—
Miscellaneous	14,157	3,604
Total expenses	1,816,567	224,504
Less: Advisory fees waived (Note 4)	(154,146)	(85,077)
Net expenses	1,662,421	139,427
Net investment income	3,365,644	327,569
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	14,767,458	1,198,819
Net change in unrealized appreciation on investments	15,444,749	1,221,574
Net realized and unrealized gain on investments	30,212,207	2,420,393
Net Increase in Net Assets Resulting from Operations	$33,577,851	$2,747,962

The accompanying notes are an integral part of these financial statements.
Poplar Forest Funds Semi-Annual Report, March 2023 | 26

POPLAR FOREST PARTNERS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2023	Year Ended
	(Unaudited)	September 30, 2022
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$3,365,644	$5,151,136
Net realized gain from investments	14,767,458	21,976,629
Net change in unrealized appreciation/
(depreciation) on investments	15,444,749	(45,477,946)
Net increase/(decrease) in net assets
resulting from operations	33,577,851	(18,350,181)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders –
Class A Shares	(15,222,444)	(3,177,349)
Net dividends and distributions to shareholders –
Institutional Class Shares	(5,008,818)	(38,843,292)
Total dividends and distributions to shareholders	(20,231,262)	(42,020,641)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	16,368,861	46,622,960
Total increase/(decrease) in net assets	29,715,450	(13,747,862)
NET ASSETS
Beginning of period	299,852,623	313,600,485
End of period	$329,568,073	$299,852,623

(a)	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2023		Year Ended
	(Unaudited)		September 30, 2022
Class A Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	21,060	$1,074,049	123,157	$6,537,843
Shares issued on
reinvestments of distributions	24,537	1,225,624	53,592	2,723,003
Shares redeemed	(50,529)	(2,511,087)	(99,674)	(5,070,147)
Net increase/(decrease)	(4,932)	$(211,414)	77,075	$4,190,699

	Six Months Ended
	March 31, 2023		Year Ended
	(Unaudited)		September 30, 2022
Institutional Class Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	829,197	$41,773,196	1,418,632	$75,102,907
Shares issued on
reinvestments of distributions	267,033	13,340,977	561,705	28,529,000
Shares redeemed	(774,231)	(38,533,898)	(1,153,787)	(61,199,646)
Net increase	321,999	$16,580,275	826,550	$42,432,261

The accompanying notes are an integral part of these financial statements.
Poplar Forest Funds Semi-Annual Report, March 2023 | 27

POPLAR FOREST CORNERSTONE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2023	Year Ended
	(Unaudited)	September 30, 2022
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$327,569	$549,728
Net realized gain from investments	1,198,819	2,183,894
Net change in unrealized appreciation/
(depreciation) on investments	1,221,574	(4,474,030)
Net increase/(decrease) in net assets
resulting from operations	2,747,962	(1,740,408)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders –
Investor Class Shares	(2,422,156)	(3,563,788)
Total dividends and distributions to shareholders	(2,422,156)	(3,563,788)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	3,539,706	3,967,318
Total increase/(decrease) in net assets	3,865,512	(1,336,878)
NET ASSETS
Beginning of period	28,106,528	29,443,406
End of period	$31,972,040	$28,106,528

(a)	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2023		Year Ended
	(Unaudited)		September 30, 2022
Investor Class Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	70,046	$1,974,059	62,751	$1,948,560
Shares issued on
reinvestments of distributions	85,138	2,355,782	114,029	3,375,255
Shares redeemed	(27,494)	(790,135)	(45,031)	(1,356,497)
Net increase	127,690	$3,539,706	131,749	$3,967,318

The accompanying notes are an integral part of these financial statements.
Poplar Forest Funds Semi-Annual Report, March 2023 | 28

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Class A Shares

	Six Months
	Ended
	March 31,		Year Ended September 30,
	2023		2022	2021	2020	2019	2018
	(Unaudited)
Net asset value,
beginning of period	$46.07		$55.97	$35.69	$42.22	$52.65	$50.88
Income from
investment operations:
Net investment income^	0.43		0.69	0.74	0.74	0.58	0.39
Net realized and unrealized
gain/(loss) on investments	4.77		(3.18)	20.48	(6.65)	(6.50)	3.77
Total from
investment operations	5.20		(2.49)	21.22	(5.91)	(5.92)	4.16
Less distributions:
From net
investment income	(0.50)		(0.94)	(0.94)	(0.62)	(0.50)	(0.85)
From net realized
gain on investments	(2.45)		(6.47)	—	—	(4.01)	(1.54)
Total distributions	(2.95)		(7.41)	(0.94)	(0.62)	(4.51)	(2.39)
Net asset value,
end of period	$48.32		$46.07	$55.97	$35.69	$42.22	$52.65

Total return	11.07	%+	-5.68%	60.26%	-14.27%	-10.71%	8.45%

Ratios/supplemental data:
Net assets, end
of period (thousands)	$24,291		$23,387	$24,098	$16,840	$29,359	$48,157
Ratio of expenses to
average net assets:
Before fee waiver	1.29	%++	1.29%	1.34%	1.43%	1.36%	1.28%
After fee waiver	1.20	%++	1.20%	1.21%	1.25%	1.25%	1.25%
Ratio of net investment income
to average net assets:
Before fee waiver	1.63	%++	1.21%	1.35%	1.75%	1.25%	0.74%
After fee waiver	1.72	%++	1.30%	1.48%	1.93%	1.36%	0.77%
Portfolio turnover rate	20.74	%+	30.29%	40.94%	40.35%	30.72%	31.83%

^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.
Poplar Forest Funds Semi-Annual Report, March 2023 | 29

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Class

	Six Months
	Ended
	March 31,		Year Ended September 30,
	2023		2022	2021	2020	2019	2018
	(Unaudited)
Net asset value,
beginning of period	$46.16		$56.07	$35.75	$42.29	$52.79	$51.06
Income from
investment operations:
Net investment income^	0.50		0.83	0.86	0.84	0.69	0.53
Net realized and unrealized
gain/(loss) on investments	4.77		(3.19)	20.50	(6.65)	(6.53)	3.77
Total from
investment operations	5.27		(2.36)	21.36	(5.81)	(5.84)	4.30
Less distributions:
From net
investment income	(0.61)		(1.08)	(1.04)	(0.73)	(0.65)	(1.03)
From net realized
gain on investments	(2.45)		(6.47)	—	—	(4.01)	(1.54)
Total distributions	(3.06)		(7.55)	(1.04)	(0.73)	(4.66)	(2.57)
Net asset value,
end of period	$48.37		$46.16	$56.07	$35.75	$42.29	$52.79

Total return	11.18	%+	-5.43%	60.63%	-14.03%	-10.49%	8.72%

Ratios/supplemental data:
Net assets, end
of period (thousands)	$305,277		$276,465	$289,502	$192,576	$362,369	$701,542
Ratio of expenses to
average net assets:
Before fee waiver	1.04	%++	1.04%	1.09%	1.18%	1.11%	1.03%
After fee waiver	0.95	%++	0.95%	0.96%	1.00%	1.00%	1.00%
Ratio of net investment income
to average net assets:
Before fee waiver	1.89	%++	1.46%	1.59%	2.00%	1.50%	1.02%
After fee waiver	1.98	%++	1.55%	1.72%	2.18%	1.61%	1.05%
Portfolio turnover rate	20.74	%+	30.29%	40.94%	40.35%	30.72%	31.83%

^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.
Poplar Forest Funds Semi-Annual Report, March 2023 | 30

POPLAR FOREST CORNERSTONE FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Shares

	Six Months
	Ended
	March 31,		Year Ended September 30,
	2023		2022	2021	2020	2019	2018
	(Unaudited)
Net asset value,
beginning of period	$27.08		$32.49	$22.76	$25.58	$28.20	$26.70
Income from
investment operations:
Net investment income^	0.30		0.54	0.60	0.45	0.42	0.33
Net realized and unrealized
gain/(loss) on investments	2.40		(2.03)	9.64	(2.11)	(1.83)	1.81
Total from
investment operations	2.70		(1.49)	10.24	(1.66)	(1.41)	2.14
Less distributions:
From net
investment income	(0.45)		(0.72)	(0.51)	(0.34)	(0.42)	(0.40)
From net realized
gain on investments	(1.90)		(3.20)	—	(0.82)	(0.79)	(0.24)
Total distributions	(2.35)		(3.92)	(0.51)	(1.16)	(1.21)	(0.64)
Net asset value,
end of period	$27.43		$27.08	$32.49	$22.76	$25.58	$28.20

Total return	9.90	%+	-5.60%	45.53%	-6.89%	-4.71%	8.15%

Ratios/supplemental data:
Net assets, end
of period (thousands)	$31,972		$28,107	$29,443	$22,084	$26,739	$31,005
Ratio of expenses to
average net assets:
Before fee waiver	1.45	%++	1.44%	1.53%#	1.76%	1.64%	1.49%
After fee waiver	0.90	%++	0.90%	0.90%#	0.90%	0.90%	0.90%
Ratio of net investment income
to average net assets:
Before fee waiver	1.57	%++	1.22%	1.38%	1.05%	0.92%	0.61%
After fee waiver	2.12	%++	1.76%	2.01%	1.91%	1.66%	1.20%
Portfolio turnover rate	29.73	%+	29.73%	36.13%	39.97%	38.12%	29.88%

^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.
#	Includes expenses of Class A Shares which converted to Investor Class Shares on October 30, 2020.

The accompanying notes are an integral part of these financial statements.
Poplar Forest Funds Semi-Annual Report, March 2023 | 31

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2023 (Unaudited)

NOTE 1 – ORGANIZATION

The Poplar Forest Partners Fund (the “Partners Fund”) and the Poplar Forest Cornerstone Fund (“Cornerstone Fund”), (each, a “Fund” and collectively, the “Funds”) are diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The investment objective of the Partners Fund is to seek long-term growth of capital.  The investment objective of the Cornerstone Fund is to seek to achieve current income and long-term growth of capital.  The Partners Fund currently offers Class A shares and Institutional Class shares.  The Cornerstone Fund currently offers Investor Class shares.  Class A shares are subject to a maximum front-end sales load of 5.00%, which decreases depending on the amount invested.  The Partner Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2009.

The Cornerstone Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2014.  At the close of business on October 30, 2020, the Cornerstone Fund’s Class A shares converted to the Institutional Class shares.  On January 28, 2021, the class name changed from Institutional Class to Investor Class.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Funds’ prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Poplar Forest Funds Semi-Annual Report, March 2023 | 32

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2023 (Unaudited), Continued

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis.  Discounts on securities purchased are accreted over the life of the respective security.  Premiums on securities purchased are amortized to the earliest call date.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Funds distribute substantially all net investment income, if any, and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Poplar Forest Funds Semi-Annual Report, March 2023 | 33

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2023 (Unaudited), Continued

F.
Events Subsequent to the Fiscal Period End: In preparing the financial statements as of March 31, 2023, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  Management has determined there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Funds’ investments are carried at fair value. Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.
Poplar Forest Funds Semi-Annual Report, March 2023 | 34

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2023 (Unaudited), Continued

Investment Companies:  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in level 1 of the fair value hierarchy.

Debt Securities: Debt securities are valued at the mean of the bid and asked prices furnished by an independent pricing service using valuation methods that are designed to represent fair value. These valuation methods can include matrix pricing and other analytical pricing models, market transactions, and dealer-supplied valuations. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most debt securities are categorized in level 2 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a valuation policy for use by the Funds and its Valuation Designee (as defined below) in calculating each Fund’s net asset value (“NAV”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Funds’ investment adviser, Poplar Forest Capital, LLC (“Adviser”), as the “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5, subject to the Board’s oversight. The Adviser, as Valuation Designee is, authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.
Poplar Forest Funds Semi-Annual Report, March 2023 | 35

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2023 (Unaudited), Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of March 31, 2023:

Partners Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$20,485,025	$—	$—	$20,485,025
Consumer Discretionary	26,371,345	—	—	26,371,345
Consumer Staples	36,793,535	—	—	36,793,535
Energy	19,873,480	—	—	19,873,480
Financials	71,092,575	—	—	71,092,575
Health Care	61,275,160	—	—	61,275,160
Industrials	19,728,028	—	—	19,728,028
Information Technology	37,655,280	—	—	37,655,280
Materials	15,596,290	—	—	15,596,290
Utilities	12,673,930	—	—	12,673,930
Total Common Stocks	321,544,648	—	—	321,544,648
Money Market Fund	4,753,042	—	—	4,753,042
U.S. Treasury Bills	—	9,730,985	—	9,730,985
Total Investments
in Securities	$326,297,690	$9,730,985	$—	$336,028,675

Cornerstone Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$1,249,685	$—	$—	$1,249,685
Consumer Discretionary	1,615,598	—	—	1,615,598
Consumer Staples	2,073,625	—	—	2,073,625
Energy	963,272	—	—	963,272
Financials	4,389,181	—	—	4,389,181
Health Care	3,693,545	—	—	3,693,545
Industrials	1,559,643	—	—	1,559,643
Information Technology	2,534,837	—	—	2,534,837
Materials	860,674	—	—	860,674
Utilities	617,818	—	—	617,818
Total Common Stocks	19,557,878	—	—	19,557,878
Fixed Income
Corporate Bonds	—	2,899,656	—	2,899,656
U.S. Treasury Notes	—	4,466,743	—	4,466,743
U.S. Government Agency	—	1,622,657	—	1,622,657
Total Fixed Income	—	8,989,056	—	8,989,056
Preferred Stock	—	504,437	—	504,437
Money Market Fund	948,318	—	—	948,318
U.S. Treasury Bills	—	1,932,412	—	1,932,412
Total Investments
in Securities	$20,506,196	$11,425,905	$—	$31,932,101
Poplar Forest Funds Semi-Annual Report, March 2023 | 36

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2023 (Unaudited), Continued

Refer to the Funds’ schedules of investments for a detailed break-out of securities by industry classification.

The Trust Rule 18f-4 Compliance Policy (“Trust Policy”) governs the use of derivatives by the Funds. The Trust Policy imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by a fund to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.  Each Fund is considered a limited derivatives user under the Trust Policy and therefore, is required to limit its derivatives exposure to no more than 10% of each Fund’s net assets.  For the six months ended March 31, 2023, the Funds did not enter into derivatives transactions.

In June 2022, FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the Funds’ financial statements.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser provides the Funds with investment management services under an investment advisory agreement. The Adviser furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, each Fund pays the Adviser a monthly management fee.  For the Partners Fund, the fees are calculated at an annual rate of 0.85% of average daily net assets for the first $250 million of assets, 0.775% of the Fund’s average daily net assets for the next $750 million of assets, and 0.70% of the Fund’s average daily net assets in excess of $1 billion. For the Cornerstone Fund, the fees are calculated at an annual rate of 0.80% of average daily net assets for the first $250 million of assets, 0.70% of the Fund’s average daily net assets for the next $750 million of assets, and 0.60% of the Fund’s average daily net assets in excess of $1 billion.  For the six months ended March 31, 2023, the advisory fees incurred by the Funds are disclosed in the statement of operations.  Any amount due from the Adviser is paid monthly to the Funds.

The Funds are responsible for their own operating expenses.  The Adviser has contractually agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees, and other class-specific expenses) to the extent necessary to limit each Fund’s aggregate annual operating expenses as a percent of average daily net assets as follows:

Partners Fund	0.95%
Cornerstone Fund	0.90%

Poplar Forest Funds Semi-Annual Report, March 2023 | 37

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2023 (Unaudited), Continued

Any such reduction made by the Adviser in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses. For the six months ended March 31, 2023, the Adviser reduced its fees in the amount of $154,146 and $85,077 in the Partners Fund and the Cornerstone Fund, respectively.  No amounts were recouped by the Adviser.  The expense limitation will remain in effect through at least January 27, 2024, and may be terminated only by the Trust’s Board of Trustees.  The Adviser may recapture portions of the amounts shown below no later than the corresponding dates:

	9/30/2023	9/30/2024	9/30/2025	3/31/2026	Total
Partners Fund	$270,903	$364,246	$295,589	$154,146	$1,084,884
Cornerstone Fund	106,866	172,025	168,782	85,077	532,750

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) serves as the Funds’ administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds.  The Custodian is an affiliate of Fund Services.  Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust, including the Chief Compliance Officer, are employees of Fund Services.  Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the six months ended March 31, 2023, are disclosed in the statement of operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, doing business as ACA Foreside, a division of ACA Group.

The Funds have entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Funds. The agreements provide for periodic payments by the Funds to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent fees). These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Funds during the six months ended March 31, 2023 are included in the statement of operations.
Poplar Forest Funds Semi-Annual Report, March 2023 | 38

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2023 (Unaudited), Continued

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Partners Fund to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class A shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  The 12b-1 fees accrued by the Fund’s Class A shares for the six months ended March 31, 2023 are disclosed in the statement of operations.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2023, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows.

	Purchases		Sales
		Non-		Non-
	Government	Government	Government	Government
Partners Fund	$—	$74,256,140	$—	$68,111,501
Cornerstone Fund	2,391,139	3,922,485	650,000	5,907,722

NOTE 7 – LINES OF CREDIT

The Partners Fund and the Cornerstone Fund have secured lines of credit in the amount of $55,000,000 and $4,000,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the six months ended March 31, 2023, the Partners Fund drew upon its line of credit.  The Partners Fund had a one day outstanding balance of $485,000, a weighted average interest rate of 7.0%, and paid interest expense of $94.  At March 31, 2023, the Funds had no outstanding loan amounts.
Poplar Forest Funds Semi-Annual Report, March 2023 | 39

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2023 (Unaudited), Continued

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the six months ended March 31, 2023 and the year ended September 30, 2022 was as follows:

	Six Months Ended	Year Ended
	March 31, 2023	September 30, 2022
Partners Fund
Ordinary income	$4,025,828	$9,720,898
Long-term capital gains	16,205,434	32,299,743

	Six Months Ended	Year Ended
	March 31, 2023	September 30, 2022
Cornerstone Fund
Ordinary income	$461,847	$837,215
Long-term capital gains	1,960,309	2,726,573

As of September 30, 2022, the most recently completed fiscal year end, the components of capital on a tax basis were as follows:

	Partners Fund	Cornerstone Fund
Cost of investments (a)	$260,216,888	$28,116,424
Gross unrealized appreciation	63,808,032	4,285,618
Gross unrealized depreciation	(24,188,648)	(2,845,002)
Net unrealized appreciation (a)	39,619,384	1,440,616
Undistributed ordinary income	3,964,220	436,232
Undistributed long-term capital gains	16,205,375	1,960,301
Total distributable earnings	20,169,595	2,396,533
Other accumulated gains/(losses)	—	—
Total accumulated earnings/(losses)	$59,788,979	$3,837,149

(a)
The difference between book-basis and tax-basis cost and net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sale adjustments and tax adjustments related to a transfer in-kind.

NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

General Market Risk – Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in each Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for
Poplar Forest Funds Semi-Annual Report, March 2023 | 40

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2023 (Unaudited), Continued

inflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; and government controls. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Value-Style Investing Risk (Both Funds) – Value stocks can perform differently from the market as a whole and from other types of stocks.  Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time.

Debt Securities Risk (Both Funds) – The following risks are associated with the Funds’ investment in debt securities.

o
Prepayment and Extension Risk. The risk that the securities may be paid off earlier or later than expected.  Either situation could cause securities to pay lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

o
Interest Rate Risk.  The Funds’ investments in fixed income securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines.  Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.

o
Credit Risk. The risk of loss on an investment due to the deterioration of an issuer’s financial strength.  Such a deterioration of financial strength may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

o
High-Yield Securities Risk.  Debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

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POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2023 (Unaudited), Continued

Large-Sized Companies Risk (Partners Fund) – Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Medium-Sized Companies Risk (Both Funds) – Investing in securities of medium-sized companies may involve greater risk than investing in larger, more established companies because they can be subject to greater share price volatility than larger, more established companies.

NOTE 10 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. The following table reflects shareholders that maintain accounts of more than 25% of the voting securities of a Fund as of March 31, 2023:

Fund	Shareholder	Percent of Shares Held
Cornerstone Fund	Charles Schwab & Co.	38.96%
Cornerstone Fund	The Kirby Jones Foundation	25.16%

NOTE 11 – TRUSTEE AND OFFICER CHANGES

At a meeting held December 7-8, 2022, by vote of the majority of the Board of Trustees (not including Mr. Joe Redwine), Mr. Redwine’s term as Trustee was extended for three additional years. Ms. Michele Rackey was approved as an Independent Trustee effective January 1, 2023. Mr. Kevin Hayden was approved by the Board as Vice President, Treasurer and Ms. Cheryl King was approved as Assistant Treasurer effective January 1, 2023. Ryan Charles resigned as Assistant Secretary effective January 1, 2023.
Poplar Forest Funds Semi-Annual Report, March 2023 | 42

POPLAR FOREST FUNDS

NOTICE TO SHAREHOLDERS at March 31, 2023 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-522-8860 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-522-8860.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Funds’ Form N-PORT is available on the SEC’s website at http://www.sec.gov.  Information included in the Funds’ Form N-PORT is also available, upon request, by calling 1-877-522-8860.
Poplar Forest Funds Semi-Annual Report, March 2023 | 43

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At meetings held on October 18, 2022 and December 7-8, 2022, the Board (which is comprised of three persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreements”) between Advisors Series Trust (the “Trust”) and Poplar Forest Capital LLC (the “Adviser”) on behalf of the Poplar Forest Partners Fund (the “Partners Fund”) and the Poplar Forest Cornerstone Fund (the “Cornerstone Fund”) (each, a “Fund,” and together, the “Funds”). At both meetings, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreements. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENTS. The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds. The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program, liquidity risk management program, business continuity plan, and risk management process. The Board further considered its knowledge of the Adviser’s operations and noted that during the course of the prior year they had met with certain personnel of the Adviser to discuss the Funds’ performance and investment outlook as well as various marketing and compliance topics. The Board concluded that the Adviser had the quality and depth of personnel, resources, investment processes, and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that they were satisfied with the nature, overall quality and extent of such management services.

2.
THE FUNDS’ HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER. In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of each Fund as of June 30, 2022 on both an absolute basis and a relative basis in comparison to its peer funds utilizing Morningstar classifications, appropriate securities market benchmarks, the Adviser’s similarly managed accounts, and a cohort that is comprised of similarly managed funds selected by an independent third-party consulting firm engaged by the Board to assist it in its 15(c) review (the “Cohort”). While

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POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing a Fund’s performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Fund and such benchmarks as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

Partners Fund: The Board noted that the Fund outperformed the Cohort average for the one-, three-, five- and ten-year periods ended June 30, 2022. The Board also considered that the Fund outperformed the Morningstar peer group average for the one-, three and ten-year periods and underperformed for the five-year period ended June 30, 2022. The Board also compared the Fund’s performance to two broad-based securities market benchmarks (both its primary and secondary benchmark indices) noting that the Fund outperformed for the one- and three-year periods and underperformed for the five-year period ended June 30, 2022.

The Board also considered the Fund’s performance compared to the Adviser’s similarly managed accounts, noting that the Fund outperformed the Adviser’s similarly managed accounts for the one-, three-, five- and ten-year periods ended June 30, 2022.

Cornerstone Fund: The Board noted that the Fund outperformed each of the Morningstar peer group average and Cohort average for the one-, three- and five-year periods ended June 30, 2022. The Board also considered the Fund’s performance compared to two broad-based securities market benchmarks (both its primary and secondary benchmark indices). The Board considered that the Fund performed above the average of its primary and secondary benchmark over the one- and three- year period, however for the five-year period it outperformed the secondary benchmark, but underperformed the primary benchmark.

The Board also considered that the Adviser does not manage any other accounts similarly to the Fund.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENTS. In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to the peer funds and the Adviser’s similarly managed accounts for other types of clients, as well as

Poplar Forest Funds Semi-Annual Report, March 2023 | 45

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

expense waivers and reimbursements. When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

Partners Fund: The Board noted that the Adviser had contractually agreed to limit the annual expense ratio for the Fund to 0.95%, excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Board noted that the Fund’s contractual management fee and net expense ratio were above the Cohort median and average. The Board also noted that the Fund’s net expense ratio was above the Morningstar peer group average.

The Board considered that the advisory fee of the Partners Fund was greater than or less than the fees charged by the Adviser to similarly managed account clients depending on the nature of the account. The Board also took into consideration the services the Adviser provides to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.

Cornerstone Fund: The Board noted that the Adviser had contractually agreed to limit the annual expense ratio for the Fund to 0.90%, excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Board noted that the Fund’s net expense ratio was above the Morningstar peer group average. Additionally, the Board noted that the contractual management fee was above the Cohort median and average, while the net expense ratio was below the Cohort median and average. The Adviser represented that it does not manage any other accounts with investment strategies similar to the Fund for purposes of comparing fees.

The Board determined that it would continue to monitor the appropriateness of the advisory fees for the Funds and concluded that, at this time, the fees to be paid to the Adviser were fair and reasonable.

4.
ECONOMIES OF SCALE. The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders. In this regard, the Board noted that each Fund was structured with breakpoints in its advisory fee schedule and that the breakpoints were in effect with respect to the Partners Fund. The Board also noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Cap.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS. The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds. The Board considered the profitability to the Adviser from its relationship with the Funds and considered any additional material benefits derived by the Adviser from its relationship with the Funds, such as Rule 12b-1 fees received from the

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POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

Funds. The Board also considered that the Funds do not utilize “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage. After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreements was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements for the Funds, but rather the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangements with the Adviser, including the advisory fee, were fair and reasonable to the Funds. The Board, including a majority of the Independent Trustees, therefore determined that the continuance of the Advisory Agreements for the Funds would be in the best interest of each Fund and its shareholders.

Poplar Forest Funds Semi-Annual Report, March 2023 | 47

POPLAR FOREST FUNDS

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

Each Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee at the Adviser to serve as the administrator of the program. The Adviser’s committee conducts the day-to-day operation of the programs pursuant to policies and procedures administered by the committee.

Under the program, the Adviser’s committee manages each Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period July 1, 2021 through June 30, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing each Fund’s liquidity risk.

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POPLAR FOREST FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Poplar Forest Funds Semi-Annual Report, March 2023 | 49

Investment Adviser
Poplar Forest Capital, LLC
225 South Lake Avenue, Suite 950
Pasadena, CA  91101

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI  53202

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202
(877) 522-8860

Custodian
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY  10019

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-877-522-8860.

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*     /s/ Jeffrey T. Rauman_
 Jeffrey T. Rauman, President/Chief Executive Officer/Principal
 Executive Officer

Date   6/7/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Jeffrey T. Rauman_
 Jeffrey T. Rauman, President/Chief Executive Officer/Principal
 Executive Officer

Date   6/7/2023

By (Signature and Title)*    /s/ Kevin J. Hayden
Kevin J. Hayden, Vice President/Treasurer/Principal Financial Officer

Date   6/7/2023

* Print the name and title of each signing officer under his or her signature.